Income Tax	12 Months Ended
Jan. 02, 2022
Income Tax Disclosure [Abstract]
Income Tax
Note 13. Income Tax
The following table discloses net loss before income taxes is attributable to the following geographic locations for the fiscal years 2021 and 2020 (in thousands).

	Fiscal Years
	2021	2020
United States	$(125,797)	$(39,637)
Foreign	(77)	(13)

Net loss before income taxes	$(125,874)	$(39,650)

During
the fiscal years 2021, and 2020, there was no provision for income taxes recorded as the Company generated net operating losses. The difference between the effective tax rate and the U.S. federal statutory tax rate for the fiscal years 2021, and 2020 are as follows:

	Fiscal Years
	2021	2020
Federal statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.7%	4.3%
Change in fair value of convertible promissory notes	—%	(1.3%)
Non-deductible convertible preferred stock warrant expense	(9.4%)	(8.1%)
Federal tax credits	0.3%	0.5%
Share-based compensation	(0.8%)	(0.3%)
Extinguishment of PPP Loan	—%	0.9%
Impact of changes in valuation allowance	(14.6%)	(16.9%)
Other	(0.2%)	(0.1%)

Effective tax rate	—%	—%

Deferred
 tax assets (liabilities) as of January 2, 2022 and December 31, 2020 consist of the following:

	January 2, 2022	December 31, 2020
Gross deferred tax assets:
Deferred rent	$—	$442
Lease liabilities	2,687	—
Deferred revenue	2,201	1,538
Share-based compensation	1,769	346
Federal and state credit carryovers	4,604	3,994
Federal and state net operating losses	63,522	48,934
Transaction costs	1,656	—
Depreciation and amortization	250	—

Total gross deferred tax assets	76,689	55,254

Valuation allowance	(74,823)	(54,734)

Total deferred tax assets, net of valuation allowance	1,866	520

Deferred tax liabilities:
Depreciation and amortization	—	(520)
Right-of-use asset	(1,866)	—

Total deferred tax liabilities	(1,866)	(520)

Net deferred tax assets	$—	$—

As of January 2, 2022, the Company had $226.3 million of state and $227.2 million of federal loss carryovers that could be utilized to reduce the tax liabilities of future years. The tax-effected
loss carryovers were $20.0 million for state before federal effect, and $47.7 million for federal as of January 2, 2022. The Company also had $4.2 million of state research and development (“R&D”) tax credit carryovers and $5.9 million of federal R&D tax credit carryovers as of January 2, 2022.
The state losses expire between 2028 and 2041. Approximately $127.9 million of the federal losses expire between 2026 and 2037 and the remainder do not expire. The federal credit carryovers expire between 2027 and 2041. The state credit carryovers do not expire. Utilization of net operating losses and tax credit carryforwards are subject to certain limitations under Section 382 of the Internal Revenue Code of 1986, as amended, in the event of a change in the Company’s ownership, as defined in current income tax regulations.
Valuation allowances are provided when necessary to reduce deferred tax assets to the amount expected to be realized. Significant judgement is required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considers all available evidence, including past operating results, estimates of future taxable income, and the feasibility of tax planning strategies. In the event the Company changes its determination as to the amount of deferred tax assets that can be realized, it will adjust the valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made.
As of January 2, 2022, the Company recognized a full valuation allowance against its U.S. federal and state net deferred tax assets, including operating loss carryovers and credit carryovers. The Company evaluated the realizability of its net deferred tax assets based on all available evidence, both positive and negative, which existed as of January 2, 2022. The Company’s conclusion to maintain a full valuation allowance against its net deferred tax assets was based upon the assessment of its ability to generate sufficient future taxable income in future periods.

The activity related to unrecognized tax benefits for the fiscal years 2021, and 2020 are as follows:

	Fiscal Years
	2021	2020
Balance at beginning of fiscal year	$4,368	$3,974
Increases related to current year tax positions	537	394
Increases related to the prior year tax positions	143	—

Balance at end of fiscal year	$5,048	$4,368

As of January 2, 2022 and December 31, 2020, none of the amounts of unrecognized tax benefits would favorably affect the effective income tax rate in future periods if recognized, since the tax benefits would increase a deferred tax asset that is currently offset by a full valuation allowance.
As of January 2, 2022, the Company has not identified any unrecognized that benefits where it is reasonably possible that it will recognize a decrease within the next 12 months. If the Company does recognize such a decrease, the net impact on the Consolidated Statement of Operations would not be material.
The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense on the Consolidated Statement of Operations. For the fiscal years 2021, and 2020, no interest expense was recognized relating to income tax liabilities. There were no accrued interest or penalties related to income tax liabilities as of January 2, 2022 and December 31, 2020.
The Company files income tax returns in the U.S. federal jurisdiction and in the California state jurisdiction. In the normal course of business, the Company is subject to examination by taxing authorities in the U.S. The Company is not currently under examination by any taxing authority.